Exhibit 99.1

Stock Code: 688082	Short Name: ACMSH

ACM Research (Shanghai), Inc.

Record of Investor Relations Activities in August 2023

Categories of investor relations activities	☐ Specific object survey	☐ Analyst meeting
	☐ Media interview	✓ Performance briefing
	☐ Press conference	☐ Roadshow
	☐ Site visit	✓ Others (open conference call)
Date	August 2023
Venue	Conference call
Participants of the listed company	Chairman: HUI WANG General Manager: JIAN WANG Person in Charge of Financial Matters: LISA YI LU FENG Board Secretary: MINGZHU LUO
Summary of investor relations activities
I. Company Introduction: Leaders of ACM Research (Shanghai), Inc. (the “Company”) gave a brief introduction to the Company’s performance and financial situation for the first half of 2023 and answered questions of concern by investors.

II. Q&A:
1. Has there been any expansion of new customers, both domestically and internationally, for advanced packaging in the first half of this year? In addition, has there been any expansion of new customers abroad for advanced packaging electroplating equipment in the first half of the year? What is the future development of overseas markets?
A: We have a relatively complete product line in the field of advanced packaging, covering electroplating equipment, gluer, developer, wet etcher, wet stripper, metal splitter, SFP advanced packaging planarization equipment, and cleaner. In the first half of 2023, the packaging and back-end equipment recorded a total growth of approximately 47%, and copper plating equipment also experienced rapid growth. This is primarily due to our efforts not only to secure our leading position in China’s copper plating equipment market but also to promote differentiated equipment, including front-end and back-end equipment, in the international market.

We believe we have made good progress in expanding our presence in the overseas market. In addition to our cleaning equipment, we are actively promoting copper plating equipment on a global scale. We believe this effort aligns well with the rapid development of GPT and AI, which we believe demand a substantial quantity of advanced packaging equipment. Therefore, we anticipate a broad prospect for development in the global market. Another encouraging trend is the increasing use of front-end electroplating equipment, such as TSV and Damascus electroplating, by large domestic semiconductor manufacturers in China. We have already received meaningful orders in this regard, which we believe confirms domestic interest for more advanced packaging technologies, which, in turn, presents significant growth opportunities for our electroplating equipment.

2. How is the development of the Company’s new ALD products progressing? How about the verification and update of the existing ALD products in logic circuits, and storage, etc.?
A: Indeed, we believe ALD represents a future trend in technological development. We have placed greater emphasis on ALD, particularly for its furnace tubes, mainly due to their large production capacity, capable of handling at least 50 pieces, 100 pieces, or even more pieces simultaneously across a wide range of processes. However, ALD also poses challenges, primarily in maintaining uniformity and managing chemical carriers. It finds widespread use in storage, advanced processes, and other fields. We have successfully verified two products in this regard with our customers.

In the future, we plan to compete in the market with differentiated technical products. For example, regarding furnace tubes, we have special designs to improve ALD in terms of uniformity, particle size, and usage efficiency. As to our ALD products, while continuously expanding in the domestic market in China, we also place great importance on the international market, with the aim of introducing our differentiated ALD technology for furnace tubes to overseas customers through efforts in both domestic and international markets.

3. The data published by the Company for the third quarter of last year shows a year-over-year increase of over 100% in orders. Does the Company typically experience slower delivery speeds in the first half and a more concentrated pace in the second half of each year? Does the Company have a specific pace for delivery?
A: Our delivery pace is influenced by various factors, including market expansion and supply chain conditions. Overall, our shipment volume shows an upward trend in the second half of the year. From a supply chain perspective, the supply of parts has improved compared to last year, although some parts are still in short supply. Accordingly, in the second half of the year, we expect our delivery schedule will largely depend on supply chain management and the progress of continuous market expansion.

4. The Company’s cleaning equipment, including single wafer equipment, wet bench equipment and some unique equipment previously launched, showed significant growth in the second quarter. As to product structure, which type of products contributed most to this growth?
A: Three years ago, our cleaning equipment mainly focused on single wafer solutions. With our R&D investment in wet bench equipment in recent years, our wet bench equipment now covers a wide range of processes encompassing cleaning, stripping and more advanced 3D packaging. We believe there is significant potential for the expansion of wet bench equipment in mature processes in the future. Therefore, the growth in our cleaning equipment in the second quarter was largely driven by the expansion of wet bench equipment. In the years ahead, we intend to continue our dual-track development strategy, expanding single wager equipment while also advancing supercritical CO2 drying cleaning, a technology we believe is held by only three companies. Furthermore, with our independent IP and unique technology, we are able to reduce CO2 usage by approximately 40%. We plan to introduce this equipment to both domestic and international markets. Notably, our megasonic cleaning equipment, in combination with CO2 drying, can effectively clean small structures without causing damage, while also enabling drying, which we believe presents a promising outlook.

5. If China puts focus on mature processes in the coming years, what impact will this have on the structure of revenue from the Company’s cleaning equipment? What is the Company’s revenue structure in the second quarter?
A: The mature processes in China are mainly divided into two parts, below 28 nanometers and above 45 nanometers. With respect to those below 28 nanometers, we estimate approximately 80% are for single wafer cleaning, and with respect to those above 45 nanometers, we estimate approximately 80% are for wet bench cleaning. Therefore, even in mature processes, we expect single wafer cleaning equipment and wet bench cleaning equipment to have great development prospects. In the future, we expect our cleaning equipment to maintain a structure where both single wafer equipment and wet bench equipment will grow together.

6. Will the shipment volume of the Company’s electroplating equipment or the revenue recognition therefore mainly be concentrated in the second half of the year? What is the pace of its development?
A: In terms of our electroplating equipment, we are mainly in the stage of new customer expansion. The relevant revenue recognition may take some time, which we expect to occur in the second half of this year or next year. As to the shipment volume of electroplating equipment, a year or two ago, our shipment mix was mainly advanced packaging equipment, and starting this year, it has shifted to primarily meet the demand for front-end equipment.

7. How effective was the verification of the Track and PECVD equipment launched by the Company in the fourth quarter of last year on the customer side? When will it be put into mass production? Has the Company obtained any new customers?
A: Our Track equipment, which launched at the end of last year, is making good progress. However, as it is the first equipment, some routine issues appeared during the early verification. Our team is actively working with the customers and manufacturers to resolve these issues. We hope that this equipment can enter the small-scale validation production stage by the end of the year. Starting from a high baseline, our Track equipment is aimed at achieving a production capacity of 300 pieces per hour or even higher in the future.
In terms of PECVD equipment, we have also made good progress in communicating and developing together with customers, with some basic issues having been resolved. In the future, we plan to consider having two types of customers: logic circuits and memory. Meanwhile, we believe our PECVD equipment has unique advantages compared to current offerings of our global competitors. We intend to use our differentiated technology to meet higher customer requirements in PECVD and to achieve a balance between uniformity, particle size, film stress, and output. PECVD represents a significant opportunity for us, and we plan to conduct significant R&D and marketing efforts to promote it to the market. We do not anticipate PECVD to provide sales contribution to us until at least next year, but rather anticipate more meaningful contribution in 2025 or 2026. We believe our new Track and PECVD platforms offer a good opportunity for our long-term growth targets for the next 3 to 5 years.

8. When will revenue be recognized for orders related to advanced packaging electroplating products? When will it officially be converted into revenue?
A: Our electroplating products are relatively mature. Repeat customers generally accept the products upon installation, while for first time customers the acceptance generally follows a review of each process and thus takes additional time.

9. Is the Company’s gross margin guidance for the whole year required to rise in light of the outlook for the second half of the year?
A: Our gross margin experiences seasonal fluctuations and is linked to product combinations. Our overall gross margin varies depending on the type of equipment but our target remains within the range of 40% to 45% as a whole.

10. What are the structural differences between the Company’s PECVD equipment and the overseas equipment?
A: PECVD covers a wide range of applications, generally for those that are mid to high-end. We have upgraded the equipment from three key points, i.e. uniformity, particle size, and stress, based on customer needs, and have optimized and launched a new architecture for our equipment from such aspects as equipment technology, output, and size. We keep in mind that our products need to differentiate themselves from those of international companies to surpass them. This is why we constantly strive for differentiation.

11. What is the Company’s long-term outlook for gross margin of wet bench equipment in the context that many companies in China can make such equipment?
A: The gross margin of wet bench equipment is generally lower than that of single wafer equipment, and we anticipate continued or even intensified competition for the semi-critical tools. That said, the reliability and process feature of the equipment are also important factors for the long-term use of semiconductor equipment. With the desire of maximizing output and obtaining process normalization, we believe domestic customers of semiconductor equipment in China balance their desire for low prices with performance-related factors, including long-term stability of the equipment, capability of future technology development, and ability to solve process problems.

12. Is there any process for the Company’s electroplating equipment that can be used in advanced packaging?
A: Our advanced packaging electroplating equipment supports various electroplating processes, including copper, nickel, tin silver, and gold electroplating. It has also been extended to include third-generation semiconductor electroplating, a relatively new process that has undergone partial verification on the customer side. In addition, customers from the Taiwan region began to purchase our electroplating equipment for their mainland factories last year, and subsequently placed repeated orders. In the future, we may have the chance to bring our electroplating equipment to the market in the Taiwan region, and would hope to further expand the same to the markets in South Korea, the U.S., Europe and other global markets.

13. Did the year-over-year growth of approximately 26% for cleaning equipment in the first half of the year result from the revenue recognition structure?
A: Yes. The sales of our cleaning equipment in China have increased by approximately 26%, which we expect will continue to grow.  We expect the entire cleaning equipment market to remain a crucial part of our main business in the future. At present, in addition to wet bench equipment, our advanced cleaning equipment with such technologies as high-temperature sulfuric acid and supercritical CO2 drying are being pushed into the market. Therefore, in terms of cleaning equipment, we hope to have a future market share of approximately 55% to 60% in China, as compared to the current level of approximately 25% to 30%. Additionally, whilst valuing the domestic cleaning equipment market in China, we also focus on the international market.

14. Has the peak period of R&D investment by the Company passed? Will the proportion of R&D investment in the future decrease relatively?
A: Our absolute R&D investment continues to grow, and the relative proportion is expected to remain between approximately 14% and 15% of total sales for the future.

15. The Company’s project in Lingang is in the capping phase. Have the internal decoration and other work been accomplished? Can the project be completed next year?
A: The project is primarily divided into two parts. Plant I, a central focus at this stage, is expected to commence trial production by the end of the year. The entire project is expected to be completed by the end of the year, including the R&D Laboratory and Plant II which we plan to put into use gradually.
In addition, a R&D clean room is scheduled to be completed this year and is expected to be put into use in the first quarter of next year. This will enable us to have a clean room at the same level as our customers, which we believe will greatly improve our R&D conditions. As a result, we expect to be able to verify new products and improved technologies before delivering them to customers, significantly enhancing our R&D progress.

Encl.: List of Participants

Hel Ved Capital Management Limited
IGWT Investment
MARCO POLO PURE ASSET MANAGEMENT LIMITED
NOC
Point72 Hong Kong Limited
PSA Group
Quartet Capital
Seiga Asset Management Limited
shangcheng asset management
Shanghai Aijian Securities Co., Ltd.
Allianz Securities Investment Trust Co., Ltd.
Essence Securities Co., Ltd.
Baichuan (Beijing) Asset Management Co., Ltd.
Beijing Chengtianjiu Investment Co., Ltd.
Beijing Golden Trust Investment Management
Broad VISION Investment
Beijing Hongcheng Capital Co., Ltd.
Beijing Huanuo Investment Management Co., Ltd.
Beijing Jingma Investment Co., Ltd.
Beijing Shengxi Investment Management Co., Ltd.
Beijing Ted Sun Investment Co., Ltd.
Beijing Acorn Asset Management Co., Ltd.
Beijing Yiyuanda Investment Management Co., Ltd.
Beijing Yutian Capital Management Co., Ltd.
Yutian Asset Management Co., Ltd.
Bosera Fund Management Co., Ltd.
Caitong Securities Asset Management Co., Ltd.
CHASING SECURITIES CO., LTD.
Twin Peaks Capital Limited
Chuangjin Hexin Fund Management Co., Ltd.
Dajia Asset Management Co., Ltd.
Springs Capital (Beijing) Limited
First Capital Securities Co., Ltd.
Northeast Securities Co., Ltd.
Oriental Alpha Fund Management Co., Ltd.
Orient Fund Management Co., Ltd.
Orient Securities Company Limited
Dongguan Rongguo Investment Management Co., Ltd.
Dongguan Securities Co., Ltd.
Soochow Securities Co., Ltd.
Dongxing Fund Management Co., Ltd.

Dongxing Securities Corporation Limited
Northeast Securities Co., Ltd.
DH Fund Management Co., Ltd.
Founder Securities Co., Ltd.
Fuanda Fund Management Co., LTD.
FIL Investment Management (Shanghai) Company Limited
Franklin Templeton Investment Management (Shanghai) Ltd.
GOLDMAN SACHS (ASIA) L.L.C.
Everbright Yongming Asset Management Co., Ltd.
Everbright Securities Company Limited
Guo Dong Ze Quan Investment Management Co., Ltd.
GF Fund Management Co., Ltd.
GF Securities Co., Ltd.
Glodon Company Limited
Guangxi Yingzhou Management Consulting Service Co., Ltd.
Ruimin Asset Management
Guangzhou Hangchang Investment Management Co., Ltd.
GuangZhou Snowball Investment Management Center (L.P.)
Guangzhou Yunxi Private Placement Securities Fund Management Co., Ltd.
Sealand Securities Co., Ltd.
Guohua Life Insurance Co., Ltd.
Gfund Management Co., Ltd.
Sinolink Securities Co., Ltd.
China Development Bank Securities Co., Ltd.
CPIC Fund Management Co., Ltd.
Guolian Securities Co., Ltd.
Guorong Fund Management Co., Ltd.
Guotai Asset Management Co., Ltd.
Guotai Junan International Holdings Limited
Guotai Junan Securities Co., Ltd.
Guotai Securities Investment Trust Co., Ltd.
Guosen Securities Co., Ltd.
Guoyuan Securities Company Limited
Hainan Yineng Investment Co., Ltd.
Haitong Innovation Securities Investment Co., Ltd.
Haitong International Securities Group Limited
HAITONG INTERNATIONAL ASSET MANAGEMENT (HK) LIMITED
Haitong Securities Co., Ltd.
Jwin Capital Co., Ltd.
Hangzhou Linnuo Private Equity Fund Management Co., Ltd.
AR ASSET MANAGEMENT (HK) LIMITED
Harvest Forever Capital Management (Beijing) Co., Ltd.
Hefei Weiming Hengyuan Private Equity Fund Management Co., Ltd.
Union Asset Management Corporation

Hexie Health Insurance Co., Ltd.
Sequoia Capital Equity Investment Management (Tianjin) Co., Ltd.
Manulife Investment Management (Hong Kong) Limited
Hongde Fund Management Co., Ltd.
Hongyun Private Equity Fund Management (Hainan) Co., Ltd.
Citigroup Global Markets Asia Limited
Hua’an Financial Insurance Asset Management Co., Ltd.
Hua’an Securities Co., Ltd.
Fortune Sg Fund Management Co., Ltd.
Guizhou Huachuang Securities Broker Co., Ltd.
Huafu Fund Management Co., Ltd.
Huajin Securities Co., Ltd.
Huaneng Guicheng Trust Corporation Limited
Huatai Baoxiao Fund Management Co., Ltd.
Huatai Financial Holdings Co., Ltd.
Huatai Securities Co., Ltd.
Huaxi Fund Management Co., Ltd.
China Asset Management Co., Ltd.
China Future Capital Group Co., Ltd.
SINO-IC Capital Ltd.
Springs Fund Management Co., Ltd.
Huiyuan Fund
Huisheng Fund Management Co., Ltd.
Jiaxuyinghai (Shanghai) Fund Management Co., Ltd.
Jiahe Fund Management Co., Ltd.
Harvest Fund Management Limited
CCB Financial Asset Investment Co., Ltd.
Jiangsu Parallel ASSET Management Co., Ltd.
Jiangsu High Hope Wisdom Investment Management Co., Ltd.
Jiangsu Ruihua Venture Capital Management Co., Ltd.
Jiangsu Winfast Investment Holding Group Co., Ltd.
Jiangsu Shagang Group Investment Holding Co., Ltd.
Bank of Communications Schroder Fund Management
Value Partners Goldstate Fund Management Co., Ltd.
Invesco Great Wall Fund Management Co., Ltd.
Ever Bloom Public Relations Consultant (Shanghai) Co., Ltd.
Nine Thai Fund Management Co., Ltd.
Junhai Chuangxin (Beijing) Consulting Management Co., Ltd.
Junyi Zhenhua (Beijing) Management Consulting Co., Ltd.
Kaiyuan Securities Co., Ltd.
Kai’en (Suzhou) Private Fund Management Co., Ltd.
KGI Asia Limited Shanghai Office
Ledger Capital Investment Co., Limited
MACQUARIE CAPITAL SECURITIES LIMITED

Bank of America
Minsheng Royal Fund Management Co., Ltd.
Minsheng Securities Co., Ltd.
JPMorgan Chase
Jpmorgan Chase Bank (China) Company Limited
Morgan Asset Management (China) Co., Ltd.
China Southern Asset Management Co., Ltd.
High-Flyer Quant Investment Management (Ningbo) L.P.
RuoXi Fund
Ningbo Yishu Equity Investment Partnership (L.P.)
Lion Fund Management Co., Ltd.
Lord Abbert China Asset Management Co., Ltd.
Penghua Fund Management Co., Ltd.
Ping An UOB Fund Management Co., Ltd.
Ping An Securities Co., Ltd.
Qianyi Private Equity Fund Management (Shandong) Co., Ltd.
MIZUHO SECURITIES ASIA LIMITED
UBS Securities Co., Ltd.
RAYS Capital Partners Limited
Cephei Capital Management (Hong Kong) Limited
SHANXI SECURITIES CO., LTD.
SHANXI SECURITIES INTERNATIONAL ASSET MANAGEMENT LIMITED
Shanghai Anything Investment Co., Ltd.
Shanghai Bodu Investment Management Co., Ltd.
Shanghai Chen Yan Asset Management Center (L.P.)
CongRong Investment Management Co., Ltd., Shanghai
Shanghai Dingsa Asset Management Co., Ltd.
Orient Securities Asset Management Company Limited
Shanghai Dushi Investment Co., Ltd.
Shanghai Fengcang Equity Investment Fund Management Co., Ltd.
Shanghai Fortune Asset Management Co., Ltd.
Shanghai Fusheng Assets Management Partnership (L.P.)
Shanghai Genxi Private Equity Fund Management Co., Ltd.
Shanghai Goomoo Investment Management Co., Ltd.
EVERBRIGHT SECURITIES ASSET Management Co., Ltd.
Shanghai Hengrui Private Equity Fund Management Co., Ltd.
Shanghai Granview Asset Management CO., Ltd.
Shanghai Huichen Private Fund Management Company Limited
Shanghai Huiyi Investment Management Center (L.P.)
Shanghai Jiashi Private Fund Management Co., Ltd.
Shanghai Jin’en Investment Co., Ltd.
Shanghai Genius Investment Management Co., Ltd.
Shanghai Jingu Asset Management Co., Ltd.
Shanghai Eureka Investment Partner Co., Ltd. (L.P.)

Shanghai Junhe Licheng Investment Management Center (L.P.)
Shanghai Everlead Private Equity Fund Management Co. Ltd.
Shanghai Miyuan Investment Management Company
Shanghai Minghe Investment Management Co., Ltd.
Shanghai S-land Asset Management Co., Ltd.
Shanghai Niuhu Asset Management Co., Ltd.
Shanghai Panyao Asset Management Co., Ltd.
Pawoof Asset Management
Shanghai Cosea Investment Management Co., Ltd.
Shanghai Qinmu Asset Management Partnership (L.P.)
SWS RESEARCH CO., LTD
Shanghai Tai Yang Asset Management Ltd.
Shanghai Tinnyinvestment Co., Ltd.
Shanghai T.Y.D. Investment Management Co., Ltd.
Shanghai Cactus Private Fund
Shanghai Xiansheng Investment Co., Ltd.
Shanghai Xiangyi Asset Management Co., Ltd.
Shanghai Xueshi Asset Management Co., Ltd.
Shanghai Bund Capltial Co., Ltd.
Shanghai Yude Investment Management Center (L.P.)
Shanghai Yuanhao Investment Management Co., Ltd.
Shanghai Zhaowan Asset Management Co., Ltd.
Shanghai Wisdom Asset Management Co., Ltd.
Shagnhai Zhongyu Investment Co., Ltd.
EXC Capital Management Co., Ltd.
Shanghai Zige Investment Management Co., Ltd.
Shenwan Hongyuan Securities
SWS MU Fund Management Co., Ltd.
Shenzhen Chengyi Investment Co., Ltd.
Shenzhen Hong Ding Wealth Management Co., Ltd.
Shenzhen Haiya Financial HOLDINGS Co., Ltd.
Shenzhen Qianhai Ruiyuan Asset Management Co., Ltd.
Shenzhen Qianhai Xuxin Asset Management Co., Ltd.
Shenzhen Shiji Zhiyuan Private Securities Fund Management Co., Ltd.
Shenzhen Tiaobo Yuanxin Investment management Co., Ltd.
Shenzhen Guohui Investment Co., Ltd.
Shenzhen Commando Capital Management Co., Ltd.
Shenzhen Qianhai Shichuan International Investment Management Co., Ltd.
Shenzhen Qianhai Tangrong Capital Investment Management Co., Ltd.
Shenzhen Shangcheng Asset Management Co., Ltd.
Shenzhen Weiming Hengyuan Investment Management Co., Ltd.
Shenzhen Kwt Co., Ltd.
Shenzhen Yuanwangjiao Investment Management Enterprise (L.P.)
Shenzhen Zoomtrend Investment Management Co., Ltd.

SCHRODERS GROUP CO., LIMITED
Capital Securities Corporation Limited
Suzhou Junrong Asset Management Co., Ltd.
CPIC Asset Management Co., Ltd.
Taiping Pension Co., Ltd.
Taikang Asset Management Co., Ltd.
Tianhong Innovation Assets Management Co., Ltd.
Yuance Investment Management Co., Ltd.
Wuze Zhiyuan (Beijing) Investment Management Co., Ltd.
Wuhan Meiyang Investment Management Co., Ltd
Xi’an Waterfall Asset Management Co., Ltd.
Western Securities Co., Ltd.
Tibet Hezhong Yisheng Investment Management Co., Ltd.
Tibet Yuancheng Investment Management Co., Ltd.
Southwest Securities Co., Ltd.
New China Fund Management Co., Ltd.
Cinda Aoyin Fund Management Co., Ltd.
Industrial Fund Management Co., Ltd.
Xingyin Fund Management Co., Ltd.
Xingyin Financial Management Co., Ltd.
Symbol Investment (Shanghai) Co., Ltd.
Minan Property and Casualty Insurance Company Limited
Sunlight Asset Management Co., Ltd.
E Fund Management Co., Ltd.
Yimi Fund Management Co., Ltd.
Yinhua Fund Management Co., Ltd.
SILVER OAKTREE INVESTMENT INC.
Infore Capital Management CO., Ltd.
Yongan Guofu Asset Management Co., Ltd.
SINOPAC SECURITIES (ASIA) LIMITED
AIA Investment Management HK Limited
Yuhui Capital Management (Beijing) Co., Ltd.
Winfor Capital Management Limited
Yuanxin (Zhuhai) Private Equity Fund Management Co., Ltd.
Chang’an Fund Management Co., Ltd.
Great Wall Wealth Insurance Asset Management Co., Ltd.
China Greatwall SECURITIES Co., Ltd.
Changjiang Securities Company Limited
Changsheng Fund Management Co., Ltd.
China Merchants Securities Co., Ltd.
Zhejiang Shaoxia Capital Management Co., Ltd.
Zhejiang Zhonghuan Asset Management Co., Ltd.
Zheshang Fund Management Co., Ltd.
Zheshang Securities Co., Ltd.

Zhengzhou Yunshan Investment Management Ltd.
Zhongdianke Investment Holding Co., Ltd.
China International Capital Corporation Limited
PICC Asset Management Company Limited
China Galaxy Securities Co., Ltd.
Zhonghai Fund Management Co., Ltd.
China United Insurance Group Company Limited
CICC Capital Operation Co., Ltd.
Lombarda China Fund Management Co., Ltd.
Zhongtai Securities Co., Ltd.
CITIC-PRUDENTIAL Fund Management Company Ltd.
CITIC Prudential Asset Management Co., Ltd.
China Fund Management Co., Ltd.
China Securities Co., Ltd.
CITIC Securities Co., Ltd.
BOC International Securities Co., Ltd.
BOC Samsung Life Insurance Co., Ltd.
China Post Life Insurance Co., Ltd.
China Post Securities Co., Ltd.
CENTRAL CHINA SECURITIES CO., LTD.
Zhuhai Chengming Asset Management Co., Ltd.

*          *          *

The following information is provided in connection with the furnishing of the above Record of August 2023 Investor Relation Activity of ACM Research (Shanghai), Inc. (“ACMSH”) (the “Record”) pursuant to the Current Report on Form 8-K reporting requirements of ACM Research, Inc.:

Forward-Looking Statements
Information presented in the Record includes forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in the Record that do not relate to matters of historical fact should be considered forward-looking statements. Forward-looking statements are based on ACMSH management’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to, the following, any of which could be exacerbated even further by the continuing COVID-19 outbreak in China and globally: anticipated customer orders or identified market opportunities may not grow or develop as anticipated; customer orders already received may be postponed or canceled; ACMSH may be unable to obtain the qualification and acceptance of its delivered tools when anticipated or at all, which would delay or preclude ACMSH’s recognition of revenue from the sale of those tools; suppliers may not be able to meet ACMSH’s demands on a timely basis; ACMSH’s technologies and tools may not gain market acceptance; ACMSH may be unable to compete effectively by, among other things, enhancing its existing tools, adding additional production capacity and engaging additional major customers; ACMSH may incur significant expenses long before it can recognize revenue from new products, if at all, due to the costs and length of research, development, manufacturing and customer evaluation process cycles; volatile global economic, market, industry and other conditions could result in sharply lower demand for products containing semiconductors and for ACMSH’s products and in disruption of capital and credit markets; ACMSH’s failure to successfully manage its operations, including its inability to hire, train, integrate and manage additional qualified engineers for research and development activities; and trade regulations, including those recently published by the U.S. Department of Commerce imposing certain restrictions on equipment shipments and business practices with China-based semiconductor manufacturers, currency fluctuations, political instability and war, all of which may materially adversely affect ACMSH due to its substantial non-U.S. customer and supplier base and its substantial non-U.S. manufacturing operations. A further description of these risks, uncertainties and other matters can be found in filings ACM Research, Inc. makes with the U.S. Securities and Exchange Commission. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by ACMSH. ACMSH undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.